                                                                  Exhibit 10.9.4

                                        ***TEXT OMITTED AND FILED SEPARATELY
                                           CONFIDENTIAL TREATMENT REQUESTED
                                           UNDER 17 C.F.R. SECTIONS 200.80(b)(4)
                                           and 230.406

                                (ORBCOMM(R) LOGO)

                                  July 11, 2006

GE Asset Intelligence, LLC
540 Northwest Highway
Barrington, IL, 60010
Att: Thomas Konditi

          Re: Amendment to International Value Added Reseller Agreement

Dear Mr. Konditi:

     Effective June 29, 2006, ORBCOMM LLC ("ORBCOMM") and GE Asset Intelligence, LLC ("GE" and, together with ORBCOMM, the "Parties") hereby agree to amend the terms of the International Value Added Reseller Agreement, dated March 14, 2003 (the "IVAR"), as amended, by and between the Parties, as follows:

          1. Exhibit C to the IVAR (Pricing Rate Schedule) shall be amended to add the additional Pricing Rate Schedule attached as Exhibit A hereto.

     GE acknowledges that the fees set forth in the additional Pricing Rate Schedule attached as Exhibit A hereto shall only be applicable to the Truck PC DT - 4000 Application (as defined in the IVAR) utilized in connection with Subscriber Communicators (as defined in the IVAR) which are supplied to USXpress.

     Except as expressly amended by this amendment, all other terms and conditions of the IVAR shall remain in full force and effect. No waiver of any provision of the IVAR by either Party shall be deemed a continuing waiver of any matter by such Party.

     Please indicate your acceptance of the amendment set forth above by signing where indicated below. If you have any questions, please contact me at 703-433-6306.

                                        Very truly yours,


                                        /s/ Jerome B. Eisenberg
                                        ----------------------------------------
                                        Jerome B. Eisenberg
                                        Chief Executive Officer


Agreed and accepted as of this
11th day of July, 2006:

GE Asset Intelligence, LLC


By: /s/ Clayton R. Sanders, Jr.
    ---------------------------------
Name: Clayton R. Sanders, Jr.
Title: VP, General Counsel, & Secty

2115 Linwood Avenue, Suite 100,                        21700 Atlantic Boulevard,
Fort Lee, NJ 07024                                              Dulles, VA 20166
Telephone: 201-363-4900                                  Telephone: 703-433-6300
Facsimile: 703-433-6400                                  Facsimile: 703-433-6400

                                 www.orbcomm.com

                                   Exhibit A

                        Additional Pricing Rate Schedule

UNITED STATES AND CANADA

Charge                                  Fee
------                                  ---
Monthly Access Charge (per SC)        $[***]
Usage Charge (per Kbyte)              $[***]

INTERNATIONAL

Charge                                  Fee
------                                  ---
Monthly Access Fee (Per SC)           $[***]
Usage Charge (per Kbyte)              $[***]

Administrative Charges remain unchanged.

                                  PRICING NOTES

The pricing presented herein is subject to the following terms and conditions:

1. Terms not defined herein, or elsewhere in this Agreement, shall have the meaning set forth in the ORBCOMM Messaging Services Description (A80MK0019
     - Revision - C, Issue Date: March 31, 2000) a copy of which may be obtained by contacting ORBCOMM.

2. Each Subscriber Communicator provisioned on the ORBCOMM System shall be assigned a "Price Plan Code" an set forth on the Pricing Rate Schedule. Additionally, for administrative purposes, Reseller may request that ORBCOMM open one or more contracts ("Contracts") within each Price Plan Code and instruct ORBCOMM to place the Subscriber Communicators within such Price Plan Code within such Contracts. Reseller shall be responsible for indicating into which Contract a Subscriber Communicator is to be placed at the time of its provisioning.

3. The number of billable bytes used by each Subscriber Communicator shall include the sum of the lengths of the header, subject, and body parts. Gateway Control Center acknowledgements for Reports, Commands, and Messages are included and are not counted as additional billable bytes.

4. ORBCOMM shall calculate Usage Charges invoiced to Reseller on a Contract by Contract basis. These prices are valid for applications which take reasonable care in making efficient use of ORBCOMM network resources as described in Application Note #11, Application Traffic Demand Considerations, Issue Date: September 30, 2000. ORBCOMM reserves the right to apply surcharges to accounts which make excessive demands on network resources as determined by ORBCOMM. Usage Charges shall be invoiced to Reseller in advance at the beginning of each Billing Cycle based on the number of Subscriber Communicators provisioned on the ORBCOMM System on the account of Reseller at the beginning of each Billing Cycle. Credits and additional charges for Subscriber Communicators provisioned or deprovisioned during each Billing Cycle shall be made at the beginning of the following Billing Cycle.

5. All traffic is assumed to be sent at Non-Urgent Priority. SC-Terminated Delivery Plan Code Zero ("0") is the standard for this pricing schedule. ORBCOMM reserves the right to charge a premium for the use of SC-Terminated Delivery Plan Codes other than Zero ("0").

6. Customer Owned and Maintained (COAM) frame relay fees are minimum fees for integration and configuration of standard domestic connections. Additional setup for international connections or other special requirements are charged at $200 per hour for labor. Telephone company charges are additional.

7. Optional Subscriber Communicator features referred to include provisioning for alternating terminating address, message forwarding, binary Globalgrams, message blocking and any other non-standard features.

2115 Linwood Avenue, Suite 100,                        21700 Atlantic Boulevard,
Fort Lee, NJ 07024                                              Dulles, VA 20166
Telephone: 201-363-4900                                  Telephone: 703-433-6300
Facsimile: 703-433-6400                                  Facsimile: 703-433-6400

                                 www.orbcomm.com